EXHIBIT A


                             JOINT FILING AGREEMENT

         Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13D (or any amendment thereof) need be filed on their behalf with respect to the beneficial ownership of any equity securities of Criticare Systems, Inc. or any subsequent acquisitions or dispositions of equity securities of Criticare Systems, Inc. by any of the undersigned.

Dated:  October 26, 2000

                            (Signature Page Follows)



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                                      -2-


                   Signature Page 1 to Joint Filing Agreement

                             OXFORD BIOSCIENCE PARTNERS III LP
                             By:     OBP Management III LP


                             By:   /s/ Jonathan J. Fleming
                                     General Partner


                             OXFORD BIOSCIENCE PARTNERS (BERMUDA) III
                             LIMITED PARTNERSHIP
                             By: OBP Management III (Bermuda) Limited
                             Partnership


                             By: /s/ Jonathan J. Fleming
                                 General Partner


                             mRNA FUND L.P.
                             By:     mRNA PARTNERS L.P.


                             By: /s/ Jonathan J. Fleming
                                 General Partner

                             OBP Management III LP


                             By: /s/ Jonathan J. Fleming
                                 General Partner


                             OBP Management III (Bermuda) Limited Partnership


                             By: /s/ Jonathan J. Fleming
                                 General Partner


                             mRNA PARTNERS L.P.


                             By: /s/ Jonathan J. Fleming
                                 General Partner




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                                      -3-


                   Signature Page 2 to Joint Filing Agreement



                              Jonathan J. Fleming

                              /s/ Jonathan J. Fleming



                              Jeffrey T. Barnes

                              /s/ Jeffrey T. Barnes



                              Alan G. Walton

                              /s/ Alan G. Walton



                              Michael J. Brennan

                              /s/Michael J. Brennan